UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
           Date of report (earliest event reported): December 31, 2004

                               SEA CONTAINERS LTD.
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             (Exact name of registrant as specified in its charter)

                  1-7560                                98-0038412
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         (Commission file number)                    (I.R.S. Employer
                                                    Identification No.

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
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               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

         Effective December 31, 2004, Daniel J. O'Sullivan is retiring from his position as the registrant's Senior Vice President - Finance and Chief Financial Officer. Mr. O'Sullivan was the registrant's principal financial officer and principal accounting officer, and is being succeeded in these positions by Ian
C. Durant, who commenced employment with the registrant on June 1, 2004 as Vice President and Deputy Chief Financial Officer.

         Mr. Durant is 46 and a Chartered Accountant. Before joining the registrant, Mr. Durant was Group Finance Director of Thistle Hotels plc in Great Britain, and Finance Director of two U.K.-listed affiliates of the Jardine Matheson Group -- Hongkong Land Holdings and Dairy Farm International.

         The material terms of Mr. Durant's employment agreement with the registrant are an initial annual salary of 275,000 pounds sterling ($510,000) and termination by either party on 12 months' notice.



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


                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SEA CONTAINERS LTD.

                                    By:  /s/ Edwin S. Hetherington
                                         -------------------------
                                             Edwin S. Hetherington
                                             Vice President, General Counsel and
                                             Secretary
Date:  December 31, 2004




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